                                                                    EXHIBIT 24.1



                              POWER OF ATTORNEY



        Each of the undersigned directors and/or officers of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis, L. Massaro, Marvin C. Moses and Josephine S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with the Registration Statement filed under said Act relating to a public offering of shares of Common Stock, Shares of Preferred Stock, debt Securities and warrants exercisable for Shares of Common Stock, and any and all amendments or supplements to the foregoing, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned to the Registration Statement on Form S-3 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this instrument have signed and delivered these presence as of this 18th day of September, 1995.


                                                     Patricia Barron
                                                     ---------------------
                                                     Patricia C. Barron


                                                     R. L. Bittner
                                                     ---------------------
                                                     Ronald L. Bittner


                                                     Raul E. Cesan
                                                     ---------------------
                                                     Raul E. Cesan


                                                     Brenda Edgerton
                                                     ---------------------
                                                     Brenda Evans Edgerton

                                                  ------------------------------
                                                  Jairo A. Estrada


                                                  M. E. Faherty
                                                  ------------------------------
                                                  Michael E. Faherty


                                                  Daniel E. Gill
                                                  ------------------------------
                                                  Daniel E. Gill


                                                  Alan C. Hasselwander
                                                  ------------------------------
                                                  Alan C. Hasselwander


                                                  ------------------------------
                                                  Robert Holland, Jr.


                                                  Douglas H. McCorkindale
                                                  ------------------------------
                                                  Douglas H. McCorkindale


                                                  William H. Oberlin
                                                  ------------------------------
                                                  William H. Oberlin


                                                  Dr. Leo J. Thomas
                                                  ------------------------------
                                                  Dr. Leo J. Thomas


                                                  Richard J. Uhl
                                                  ------------------------------
                                                  Richard J. Uhl


                                                  John M. Zrno
                                                  ------------------------------
                                                  John M. Zrno

                              POWER OF ATTORNEY


        The undersigned officer of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro, Marvin C. Moses and Josephine S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with the Registration Statement filed under said Act relating to a public offering of shares of Common Stock, shares of Preferred Stock, debt securities and warrants exercisable for shares of Common Stock, and any and all amendments or supplements to the foregoing, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the name of the undersigned to the Registration Statement on Form S-3 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this instrument has signed and delivered these presence as of this 15th day of November, 1995.



                                                    Richard A. Smith
                                               --------------------------
                                                    Richard A. Smith